EXHIBIT 99.4
                                                      ------------


                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.






                                  Exhibit 99.4






                            Registration Number 347818

                             BTSL Technologies Limited

                           (A Development Stage Company)

                    Directors' Report and Financial Statements

                       For the period ended December 31, 2001



          Exhibit 99.4 - Pg. 1


                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.





                              Company Information




        Directors               Tim Coburn
                                Padraig Maloney


        Secretary               Padraig Maloney


        Company Number          347818


	Registered Office	5 Eglinton St
                                Galway
                                Co.Galway


        Auditors                Keogh Condron
                                6c Liosban Business Park
                                Tuam Rd
                                Galway


	Business Address	5 Eglinton St
                                Galway
                                Ireland



          Exhibit 99.4 - Pg. 2


                     BTSL Technologies Limited
             Financial Statements at December 31st 2001.


Contents



                                                                  Page

        Directors' Report                                         4-5


        Auditors' Report                                          6-7


        Balance Sheet                                             8

        Statement of Operations & Deficit Accumulated
          during Development Stage                                9



        Statement of Change in Shareholders Equity                10


        Cashflow Statement                                        11


        Notes to the Financial Statements                         12-15




          Exhibit 99.4 - Pg. 3




                      BTSL Technologies Limited
             Financial Statements at December 31st 2001.





The directors present their report and the financial statements for the period ended December 31, 2001.



Principal Activity

The principal activity of the company to carry on the business of a holding and management company



Results And Dividends

The (loss)/profit for the period after providing for depreciation and taxation amounted to US $ (424,407)

The directors do not recommend payment of a final dividend.



Directors

In accordance with the Articles of Association, Tim Coburn and Padraig Maloney retire by rotation and, being eligible, offer themselves for re-election.



Directors and their Interests

The directors who served during the period and their interests in the company are as stated below:

                                    Ordinary shares
                                          2001

         Tim Coburn                       2,700
         Padraig Maloney                  2,700


There were no changes in their shareholdings between December 31, 2001 and the date of signing the financial statements.



Directors' Responsibilities

Company law requires the directors to prepare financial statements for each financial period, which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these accounts the directors are required to:
- select suitable accounting policies and apply them consistently;
- make judgements and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.
- state whether applicable accounting standards have been followed, subject to any material departure disclosed and explained in the financial statements.

The directors are responsible for keeping proper accounting records, which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Acts 1963 to 1999. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.




          Exhibit 99.4 - Pg. 4




                     BTSL Technologies Limited
             Financial Statements at December 31st 2001.



Auditors

The auditors, Keogh Condron, have indicated their willingness to continue in office in accordance with the provisions of Section
160(2) of the Companies Act, 1963.



On behalf of the Board

     Tim Coburn                 )
                                )  Directors
     Padraig Maloney            )





          Exhibit 99.4 - Pg. 5




                     BTSL Technologies Limited
             Financial Statements at December 31st 2001.





Auditors' Report to the Shareholders of BTSL Technologies ltd (A development stage company)

We have audited the financial statements on pages 8 to 11, covering the period from 12th September 2001 to 31st December 2001 which have been prepared under the historical cost convention and the accounting policies set out on page 14.



Respective responsibilities of directors and auditors

As described on page 1 the company's directors are responsible for the preparation of financial statements, which are required to be prepared in accordance with applicable Irish Law and accounting standards. Our responsibilities as independent auditors are established in Ireland by statute, the Auditing Practices Board and by our profession's ethical guidance.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Irish statute comprising the Companies Acts, 1963 to 2001. We also report to you whether in our opinion: Proper books of account have been kept by the group; whether at the balance sheet date, there exists a financial situation requiring the convening of an extraordinary general meeting of the group ; and whether the information given in the directors' report is consistent with the financial statements. In addition, we state whether we have obtained all the information and explanations necessary for the purposes of our audit and whether the group's balance sheet and it's profit and loss account are in agreement with the books of account.

We also report to you if, in our opinion, any information specified by law regarding directors' remuneration and directors' transactions is not given and, where, practicable, include such information in our report.



Basis of opinion

We also report to you if, in our opinion, any information specified by law regarding directors' remuneration and directors' transactions is not given and, where, practicable, include such information in our report.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. However, the company's system of control is generally dependent on the close involvement of the directors. The directors have provided assurances as to the completeness of the account records, but independent confirmation by us that all transactions were properly recorded was not possible in many areas

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.





          Exhibit 99.4 - Pg. 6




                      BTSL Technologies Limited
             Financial Statements at December 31st 2001.




Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at the 31 December 2001 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Acts 1963 to 2001.

We have obtained all the information and explanations we consider necessary for the purposes of our audit. In our opinion the company has kept proper books of account. The financial statements are in agreement with the books of account.

In our opinion the information given in the directors' report on pages 4-5 are consistent with the financial statements.

The net assets of the company, as stated in the Balance Sheet on page 9, are more than half of the amount of its called up share capital and, in our opinion, on that basis there did not exist at 31 December 2001 a financial situation which under Section 40(1) of the Companies (Amendment) Act 1983 may require the convening of an extraordinary meeting of the company.


/s/Keogh Condron


Registered Auditors

6c Liosban Business Park
Tuam Rd
Galway






          Exhibit 99.4 - Pg. 7




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.




BALANCE SHEET
As of  December 31, 2001

ASSETS



                                                                   US$
                                                                ---------

Current Assets:
  Cash                                                              28,915

     Total Current Assets                                           28,915

Other Assets:
  Patents                                         300,000
  Less Patents Amortization                        (5,000)
  Investments                                     115,000          410,000
                                                  -------        ---------


                                                                   438,915
                                                                 =========
LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities:
  Accrued Expenses:                                                281,352

Stockholders' equity:

  Convertible Preferred Stock (Series A)
    Authorized 10,000,000
    Par Value $.00176964
    43,426 shares issued and outstanding              768
  Additional Paid in Capital                      191,353


  Common Stock,
    Authorized 90,000,000 shares
    Par value $ .00884828
    20,000 shares issued and outstanding              178
  Additional Paid in Capital                    1,222,517

Deficit accumulated during the
  Development stage                            (1,257,284)
                                                ---------
     Total stockholders equity                                     157,532
                                                                 ---------

                                                                   438,915
                                                                 =========


          Exhibit 99.4 - Pg. 8




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.



STATEMENT OF OPERATIONS AND DEFICIT
ACCUMULATED DURING DEVELOPMENT STAGE



                                                                   US$
                                                                ---------

Revenue:                                                             0.00

Expenses:
           Research and development                               846,994

           General and administrative                             410,290
                                                                ---------

           Net Loss                                            (1,257,284)


           Other Income                                              0.00
                                                                ---------

           Loss before income taxes                            (1,257,284)

           Income taxes provision                                    0.00
                                                                ---------

           Net income (loss)                                   (1,257,284)
                                                                =========





          Exhibit 99.4 - Pg. 9




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.




STATEMENT OF CHANGE IN SHAREHOLDERS EQUITY FROM
INCEPTION SEPTEMBER 12, 2001 TO DECEMBER, 2001




                                                             Additional   Deficit Accumulated
                         Common              Preferred        Paid-In         During the        Total Stockholders
                    Shares     Amount    Shares     Amount    Capital      Development Stage           Equity
                    ------     ------    ------     ------   ----------   -------------------   -------------------


Issuance of common
  Stock Shares
  issued            20,000        178                         1,222,517                             1,222,695

Issuance of
  Convertible
  Preferred Stock
  Shares issued                          43,426        768      191,533                               192,121

Deficit
  accumulated
  during
  development
  stage                                                                    (1,257,284)             (1,257,284)
                    ------     ------    ------     ------   ----------   -----------             -----------
Balance at
December 31, 2001   20,000     $  178    43,426     $  768   $1,413,870   $(1,257,284)            $   157,532






          Exhibit 99.4 - Pg. 10




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.



STATEMENT OF CASH FLOWS
FROM INCEPTION SEPTEMBER 12, 2001 TO DECEMBER 31, 2001


                                                                      US$
                                                                  ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income/(Loss)                                               (1,257,284)
  Non-cash expenses included in net income/(loss):                     5,000
  Accrued Expenses                                                   281,383
  Compensation and services for common stock                         719,107
                                                                  ----------

Net cash provided (used) by operating activities                     251,794

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of Patents                                               (300,000)
  Investment in Other Companies                                     (115,000)

  Net cash provided (used) by investing activities                  (415,000)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from Preferred Stock                                        192,121
                                                                  ----------

  Net cash provided by financing activities                          192,121

  Net increase (decrease) in cash and
    Cash equivalents                                                  28,915
    Cash and cash equivalents, beginning
      of period                                                         0.00
    Cash and cash equivalents, end of period                      $   28,915
                                                                  ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Cash paid during the period for income taxes                        0.00
                                                                  ==========

     Cash paid during the period for interest expense                   0.00
                                                                  ==========





          Exhibit 99.4 - Pg. 11




BTSL Technologies Limited




NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION September 12, 2001 to December 31, 2001

1.   BTSL Technologies Limited (A development Stage Company)

Notes to the Financial Statements
From Inception to December 31st 2001

BTSL Technologies Limited is an Irish Limited Company formed n Sept 2001, whose principal business is of acquisition and development of proven technologies and businesses with a high potential for future revenue and profits.

The initial focus is two technologies, Gasification and Oxygen
Generation.

     a. Gasification: The gasification process converts any carbon-containing material into a synthesis gas composed primarily of carbon monoxide and hydrogen, which can be used as a fuel to generate electricity or steam or used as a basic chemical building block for a large number of uses in the petrochemical and refining industries. Gasification adds value to low- or negative-value feed stocks by converting them to marketable fuels and products.

     b. Oxygen Generation: Oxygen Generation is the process of separating oxygen from air using a Pressure Swing Adsorption
     (PSA) or Vacuum Swing Adsorption system. Oxygen Generators have many uses in Medical (Hospital) and Industrial applications.

BTSL acquired registered worldwide patents and the technology rights in the areas of Gasification, Oxygen Generation and other products from a Belgium company, Jarix Scrl that is owned and managed by a European scientist, Mr. Jacques Ribesse. As part of the acquisition contract for these patents Jarix Scrl has the potential to earn 200,000 convertible preferred series B shares as per certain performance criteria. Following the transaction with a US Public Company these convertible preferred series B shares will be in the capital of that Company.

These products will be manufactured in Ireland by two international engineering manufacturing companies who have many years experience of exporting products worldwide. BTSL will provide and operate a turnkey solution for its customers.

BTSL entered into a contract for the processing of certain materials using its proprietary Gasification technology. As part of this contract a service Company has the potential to earn 1,000,000 convertible preferred series B shares as per certain performance criteria. Following the transaction with a US Public Company these convertible preferred series B shares will be in the capital of that Company.

BTSL is in discussions with foreign governments that it is believed will result in orders for the Company's Oxygen Generation equipment.





          Exhibit 99.4 - Pg. 12




BTSL Technologies Limited



BTSL entered into an agreement for the acquisition of Graham Energy of NV Inc. Graham Energy of NV Inc is an independent oil and gas company controlling six oil and or gas fields, with 24 currently producing wells; 50 additional wells that will be re-activated upon completion of a work-over; 86 legally established, proven but undeveloped off-set well locations; and 24 additional highly researched, probable well locations. This agreement was subject to BTSL Technologies Limited completing a transaction that would give BTSL the ability to acquire the oil and gas assets for publicly traded stock.On February 6th 2002 "SILK" announced that it had purchased 100% of the Graham Energy of N V Inc for 4,000,000 shares of "SILK" common stock.

BTSL had agreed to form four operating subsidiary Companies for manufacture and sales of its products. These four subsidiaries were subsequently formed on completion of the agreement with Silk
Botanical.com Inc.

On January 6th, 2002 BTSL completed a contract with a US public company called Silk Botanical.com Inc. (OTCBB-SILK) for the sale of certain "assets and business opportunities" in return for 20,000,000 shares from the public company. The transaction gave the shareholders of BTSL Technologies Limited a majority of the issued and outstanding common stock of "SILK." The Public Company "SILK" then completed the acquisition of Graham Energy of NV Inc.

As a result of the Contract with "SILK" the assets and business opportunities owned by BTSL Technologies were assigned to a newly formed Irish Company, TecEnergy Limited. TecEnergy Limited is 100% owned and will operate as a subsidiary of the US Public Company. The four subsidiary companies required to operate the business were subsequently formed as wholly owned subsidiaries of TecEnergy Limited.

Under generally accepted accounting principles, the assets transferred to "SILK" are the patents and the investments that were advanced to "SILK," which were part of the acquisition transaction. The total orders pending approval by foreign governments approximates US
$7,500,000.


The assets transferred to the public company include accrued operating expenses related to the patents and development costs. These assets will be part of the 10-QSB financials of the public company for the quarter ending February 28, 2002.




          Exhibit 99.4 - Pg. 13




BTSL Technologies Limited



2.   Summary of Significant Accounting Policies

     A. Cash and Cash Equivalents:

          The company considers all money market funds and highly liquid debt instruments with maturities of three months or less when acquired to be cash equivalents.

     B. Property and Equipment:
          Property and Equipment is recorded principally at cost less accumulated depreciation.
          Depreciation is computed using the straight line method under the estimated useful lives of the assets.

     C. Use of Estimates:
          The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenue and expenses. Significant estimates in these financial statements include useful lives for depreciation and amortization, fair values of financial instruments and income taxes. Actual results could differ from these estimates.

     D. Adoption of Significant Accounting Polices:
          Other Comprehensive Income:
          The Company has adopted the provisions of Statement of Financial Standards No. 130 ("SFAS No. 130"), "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Other comprehensive income, as defined, includes all changes in equity during a period from non-owner sources. To date, the company has not had any transactions that are required to be reported as comprehensive income.

          Segment Information:
          In June 1997, the Financial Accounting Standards Board, "FASB") issued Statement of Financial Accounting Standards No. 131 ("SFAS No. 131), "Disclosures about segment of an Enterprise and Related Information." SFAS No. 131 established standards for the way companies report information about operating segments in annual financial statements. It also established standards for related disclosures about products and services, geographic areas, and major customers. The disclosures prescribed in SFAS No. 131 became effective for the year ended December 31, 1998.

          Business Combination:
          SFAS 142 and SFAS 141, Business Combinations, are designed to improve reporting and disclosure with respect to goodwill and other acquired tangible assets. SFAS 141 eliminated the pooling of interests method as an accounting option for business combination while SFAS 142 modified the purchase method of accounting by impairment test. The FASB overcame several operation impediments to non-amortization including: the reporting level at which to conduct impairment reviews, consistency with SFAS 121 (Accounting for the impairment of long-lived assets) and finite-lived goodwill. The emphasis will be on the fair value measurements of assets and liabilities instead of amortization.




          Exhibit 99.4 - Pg. 14




BTSL Technologies Limited




          The Company periodically evaluates the net realizable value of long-lived assets, including property and equipment, relying on a number of factors including operating results, business plans, economic projections and future cash flows. An impairment in the carrying value of an asset is recognized when the fair value of the asset is less than its carrying value.


     E. Patents
          Patents are valued at cost less accumulated amortization. Amortization is calculated to write off the cost in equal annual instalments over their estimated useful life of 15 years.

     F. Research and development
          Research expenditure is written off to income in the year in which it is incurred.

     G. Investments
          Fixed asset investments are stated at cost less provision for diminution in value.



          Exhibit 99.4 - Pg. 15